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                                                                EXHIBIT 10(b)(i)


                        AMENDMENT NO. 1 AND WAIVER NO. 1
                             UNDER CREDIT AGREEMENT


         AMENDMENT NO. 1 AND WAIVER NO. 1 (this "AMENDMENT"), dated as of August 18, 1999, under the Credit Agreement (the "CREDIT AGREEMENT"), dated as of June 30, 1997, by and among OGDEN CORPORATION, a Delaware corporation (the "BORROWER"), the Signatory Lenders party thereto (the "LENDERS") and THE BANK OF NEW YORK, as Agent (the "AGENT").

                                    RECITALS

         A. Capitalized terms used herein which are not herein defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         B. The Borrower has entered into an agreement to purchase the equity interest of the PacifiCorp. in a entity that owns a power plant in the Philippines.

         C. One of the conditions to the closing of such purchase is that the Borrower procure a standby letter of credit in the amount of $31,883,000 (the "Philippines Letter of Credit").

         D. The Borrower has requested that the L/C Issuing Bank issue the Philippines Letter of Credit pursuant to the Credit Agreement.

         E. To facilitate the Borrower's request, the Borrower has requested that the Agent and the Lenders agree to (i) amend the Credit Agreement to increase the Letter of Credit Sub-Facility from $30,000,000 to $33,000,000 and
(ii) waive compliance by the Borrower with the notice provisions of Section 2.20(b) of the Credit Agreement for the purposes of the issuance of the Philippines Letter of Credit.

         F. The Agent and the Lenders are willing to agree to the Borrower's request subject to the terms and conditions set forth herein.

            Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 2.20(a) of the Credit Agreement is amended by deleting the reference to "$30,000,000" contained in such section and replacing it with "$33,000,000."

         2. The Agent and the Lenders waive, for the purpose and only for the purpose of the issuance of the Philippines Letter of Credit, compliance with the provisions of Section 2.20(b) of the Credit Agreement requiring Borrower to provide at least three (3) Business Days notice prior to the requested date of the issuance of a Letter of Credit.

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         3. The effectiveness of this Amendment and Waiver is subject to the prior or simultaneous fulfillment of the following conditions:

            (a) The Agent shall have received (i) this Amendment executed by a duly authorized officer or officers of the Borrower and (ii) consents to this Amendment and Waiver from the Required Lenders; and

            (b) The Agent shall have received such other documents as it shall have reasonably requested.

         4. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Credit Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.

         5. This Amendment and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         6. This Amendment and Waiver is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         7. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


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